                                                                    EXHIBIT 99.2

                    SUBORDINATED LOAN AND SECURITY AGREEMENT

                                  by and among

                              ROUGE STEEL COMPANY,
                                   as Borrower

                                       and

                             ROUGE INDUSTRIES, INC.
                                  QS STEEL INC.
                            EVELETH TACONITE COMPANY,
                                 as Guarantors

                                       and

                               FORD MOTOR COMPANY,
                                   as Lender

                            Dated: November 21, 2001

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
 1.      Loan Facility . . . . . . . . . . . . . . . . . . . . . . . . . .1
 2.      Intercreditor Agreement . . . . . . . . . . . . . . . . . . . . .1
 3.      Conditions to Borrowing . . . . . . . . . . . . . . . . . . . . .1
 4.      Borrowing Procedure . . . . . . . . . . . . . . . . . . . . . . .2
 5.      Terms of Loans. . . . . . . . . . . . . . . . . . . . . . . . . .2
 6.      Guarantees. . . . . . . . . . . . . . . . . . . . . . . . . . . .3
 7.      Grant of Security Interest. . . . . . . . . . . . . . . . . . . .3
 8.      Incorporation by Reference. . . . . . . . . . . . . . . . . . . .3
 9.      Increased Costs; Indemnity. . . . . . . . . . . . . . . . . . . .4
 10.     Representations and Warranties. . . . . . . . . . . . . . . . . .4
 11.     Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
 12.     Events of Default; Remedies . . . . . . . . . . . . . . . . . . .4
 13.     Successors and Assigns; Amendments. . . . . . . . . . . . . . . .6
 14.     Counterparts; Effectiveness . . . . . . . . . . . . . . . . . . .7
 15.     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . .7
 16.     GOVERNING LAW; JURISDICTION . . . . . . . . . . . . . . . . . . .7
 17.     Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . .7

                                INDEX TO SCHEDULES



Schedule A -- Initial Borrowing Notice


Schedule B -- Borrowing Notice

Schedule C -- Guarantees

Schedule D -- Description of Collateral

Schedule E -- Disclosure Schedule

                    SUBORDINATED LOAN AND SECURITY AGREEMENT

         This Subordinated Loan and Security Agreement (as it may be amended from time to time, this "Agreement") is entered into as of November 21, 2001, by and among Rouge Steel Company, a Delaware corporation (the "BORROWER"), Rouge Industries, Inc., a Delaware corporation ("RII"), QS Steel Inc., a Michigan corporation ("QS"), Eveleth Taconite Company, a Minnesota corporation ("EVELETH", and together with RII and QS, the "GUARANTORS"), and Ford Motor Company, a Delaware corporation (the "LENDER").

           1. Loan Facility. (a) The Borrower may from time to time request the Lender to make loans hereunder ("LOANS") from time to time prior to March 29, 2002 (the "FACILITY TERMINATION DATE"), and in order to induce the Lender to make Loans, the Borrower and the Guarantors are entering into this agreement to provide for a grant of security interests in the Collateral and for the guarantees of the Guarantors of the obligations of the Borrower hereunder. Any Loans made shall be governed by and entitled to the benefits of this Agreement and the other Facility Agreements.

                  (b) The Lender hereby agrees to make (i) a Loan on the date hereof (the "INITIAL LOAN") in an aggregate principal amount not to exceed $10,000,000 and (ii) from time to time on any Business Day during the period commencing on November 26, 2001 until the Facility Termination Date, up to one Loan per calendar week, each in a principal amount not to exceed $10,000,000. In no event, however, shall the aggregate principal amount of Loans hereunder exceed $75,000,000.

                  (c) The proceeds of Loans shall be used for working capital and other operating needs. The holder of the promissory note of the Borrower executed in connection with this Agreement (the "NOTE") is authorized to endorse on the schedule attached thereto, or on any continuation of such schedule, the date, amount, borrowing period, interest rate, payment and remaining balance of all Loans.

         2. Intercreditor Agreement. The rights and obligations of the parties hereto are subject to the provisions of the Intercreditor Agreement, and in the event of any inconsistency between the provisions hereof and thereof, the provisions of the Intercreditor Agreement shall prevail.

         3. Conditions to Borrowing. The obligation of the Lender to make any Loan hereunder is subject to the satisfaction of the following conditions:

         (a) The Lender shall have received a duly completed Borrowing Notice in accordance with Section 4;

         (b) No Default shall have occurred and be continuing; and

         (c) All representations and warranties of the Borrower as set forth in this Agreement shall be true and correct, in all material respects.

         4. Borrowing Procedure. The Borrower shall submit, on the date hereof, a borrowing notice in substantially the form of Schedule A hereto (the "INITIAL BORROWING NOTICE "). Following the date hereof, if the Borrower wishes to request a Loan hereunder, it shall submit to the Lender, not less than two Business Days prior to the requested date of borrowing, a duly completed Borrowing Notice in substantially the form of Schedule B hereto (a "BORROWING NOTICE"), signed by a duly authorized officer of the Borrower. On the borrowing date, the Lender will make the amount of the Loan available to the Borrower in accordance with the funding instructions set forth in the Borrowing Notice. The Borrower shall not request more than one Loan in any calendar week.

         5. Terms of Loans. (a) Each Loan shall mature, and the principal amount thereof shall be due and payable, on the Facility Termination Date.

                  (b) (i) The principal amount of each Loan from time to time outstanding shall bear interest for each day during each Interest Period at a rate per annum equal to the LIBOR Rate determined for such Interest Period plus the LIBOR Margin for such day.

                      (ii) If all or a portion of the principal amount of any Loan or any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum, which is the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2%, in each case from the date of such non-payment until such amount is paid in full (as well after as before any judgment).

                      (iii) Interest shall be payable in arrears on the Facility Termination Date. Interest shall be calculated on the basis of a 360-day year for the actual days elapsed.

                  (c) The Borrower may, at any time and from time to time, prepay the Loans, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable written notice to the Lender.

                  (d) The Borrower agrees to indemnify the Lender and to hold the Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of (i) default by the Borrower in payment when due of the principal amount of or interest on any Loan, (ii) default by the Borrower in making a borrowing after the Lender has given a notice accepting a request for the same in accordance with the provisions of this Agreement or (iii) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by the Lender or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

           6. Guarantees. Each of the Guarantors hereby irrevocably and unconditionally guarantees to the Lender payment of each and every Obligation of the Borrower on the terms more fully set forth in Schedule C.

           7. Grant of Security Interest. (a) To secure payment and performance of all Obligations, the Borrower and each Guarantor hereby grants to the Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to the Lender, as security, the property and interests in property of the Borrower and such Guarantor, whether now owned or hereafter acquired or existing, and wherever located, in the Collateral described in Schedule D.

                  (b) Notwithstanding anything to the contrary contained in
Section 7(a) above, the types or items of Collateral described in such Section shall not include any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of the Borrower or any Guarantor, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to the Lender is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained; provided that the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under Section 9-406 of the UCC or other applicable law or (ii) so as to limit, impair or otherwise affect the Lender's unconditional continuing security interests in and liens upon any rights or interests of the Borrower or any Guarantor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement.

           8. Incorporation by Reference. Certain provisions (the "INCORPORATED PROVISIONS") contained in this Agreement are incorporated by reference from or defined with reference to the Loan and Security Agreement dated March 13, 2001 by and among the Borrower, the Guarantors, the lenders referred to therein and Congress Financial Corporation, as agent (as amended on or prior to the date hereof and, subject to the further provisions of this Section 8, as the same may be further amended from time to time hereafter, the "INCORPORATED AGREEMENT") solely for the convenience of the parties hereto in documenting this Agreement and the transactions referred to herein. Each such Incorporated Provision shall be incorporated or referred to as though all references therein to the "Agreement" and any "Note(s)", and all references to the "Agent," the "Lenders" and the "Required Lenders" were references to this Agreement, the Note and to the Lender, respectively, and other changes shall be made (as required by the context) so that such Incorporated Provisions are made solely for the benefit of the Lender with respect to this Agreement. No Incorporated Provision shall be amended, waived or otherwise modified after the date hereof for purposes of this Agreement by any amendment, waiver or other modification by the parties to the Incorporated Agreement without the agreement of the Lender, and such Incorporated Provisions shall remain in effect hereunder as they existed prior to such amendment, waiver or modification not agreed to by the Lender. If this Agreement remains in effect after the commitments under the Incorporated Agreement have been terminated and the loans thereunder have been paid in full, the Incorporated Provisions shall continue to be incorporated herein by reference (and, without limitation, the covenants incorporated herein shall continue to be in full force and effect) as set forth above as such provisions were in effect on the date of such termination and repayment, without regard to any amendment, waiver or other modification not agreed to by the Lender hereunder.

           9. Increased Costs; Indemnity. The Lender shall be entitled to the benefits of (i) Section 3.3 of the Incorporated Agreement as if each Loan were a Eurodollar Rate Loan as defined in the Incorporated Agreement and (ii) Section
11.5 of the Incorporated Agreement.

           10. Representations and Warranties. The Borrower represents and warrants that each of the representations and warranties set forth in Section 8 of the Incorporated Agreement is true and correct in all material respects on and as of the date hereof (except as set forth in the Disclosure Schedule attached as Schedule E hereto), and all such representations and warranties are hereby incorporated by reference into this Agreement.

           11. Covenants. Unless compliance shall have been waived in writing by the Lender, the Borrower and each Guarantor will comply with each covenant contained in Section 9 of the Incorporated Agreement, and all such covenants are hereby incorporated by reference into this Agreement; provided that Section 9.3(e) of the Incorporated Agreement shall not apply to the Borrower to the extent that the Lender has any existing obligation to indemnify the Borrower with respect to any losses, claims, damages, liabilities, costs and expenses arising from the events described in such Section 9.3(e).

           12. Events of Default; Remedies. (a) If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing: (i) the Borrower shall fail to make payment when due of any principal of or interest on a Loan; or (ii) any "Event of Default" set forth in Section 10 of the Incorporated Agreement shall have occurred and be continuing, and all such "Events of Default" are hereby incorporated by reference into this Agreement; then, in the case of any of the Events of Default specified above, the Lender may, by written notice to the Borrower, declare all Loans and other indebtedness hereunder to become immediately due and payable, together with accrued interest and any other charges, without presentment, demand, protest, or other notice, all of which are hereby expressly waived, except that if an Event of Default described in Section 10.1(f), 10.1(g) or 10.1(h) of the Incorporated Agreement shall occur, such indebtedness shall automatically become due and payable, without presentment, demand, protest or other notice, all of which are hereby expressly waived.

                  (b) At any time an Event of Default has occurred and is continuing, the Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by the Borrower or any Guarantor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to the Lender hereunder, under any of the other Financing Agreements, the UCC or under other applicable law are cumulative, not exclusive, and enforceable, in the Lender's discretion, alternatively, successively or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Borrower of this Agreement or any of the other Financing Agreements. The Lender may proceed directly against Borrower or any Guarantor without prior recourse to the Collateral.

                  (c) Without limiting the foregoing, at any time an Event of Default has occurred and is continuing, the Lender may, in its discretion, (i) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (ii) require the Borrower or any Guarantor, at the Borrower's expense, to assemble and make available to the Lender any part or all of the Collateral at any place and time designated by the Lender, (iii) collect, foreclose, receive, appropriate, set off and realize upon any and all of the Collateral, (iv) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose and/or
(v) sell, lease, transfer, assign, deliver or otherwise dispose of any and all of the Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of the Lender or elsewhere) at such prices or terms as the Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of the Borrower or any Guarantor, which right or equity of redemption is hereby expressly waived and released by the Borrower and each Guarantor. If any of the Collateral is sold or leased by the Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by the Lender. If notice of disposition of Collateral is required by law, ten (10) days prior notice by the Lender to the Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and the Borrower and each Guarantor waive any other notice. In the event the Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgement remedy, the Borrower and each Guarantor waives the posting of any bond which might otherwise be required.

                  (d) For the purpose of enabling the Lender to exercise the rights and remedies hereunder, the Borrower and each Guarantor hereby grants to the Lender, to the extent assignable, an irrevocable, non-exclusive license (exercisable at any time any Event of Default shall have occurred and for so long as the same is continuing) without payment of royalty or other compensation to the Borrower or any Guarantor, to use, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other intellectual property and general intangibles now owned or hereafter acquired by the Borrower or any Guarantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; provided that such license shall terminate on the date that the Lender has received final and indefeasible payment and satisfaction in full of all of the Obligations.

                  (e) The Lender may apply the cash proceeds of Collateral actually received by the Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part in such order as the Lender may elect, whether or not then due. The Borrower and the Guarantors shall remain liable to the Lender for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expense of collection and enforcement, including attorney's fees and expenses.

           13. Successors and Assigns; Amendments. (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Borrower nor any Guarantor may transfer or assign any of its rights or interests hereunder without the prior written consent of the Lender.

                  (b) Neither this Agreement nor the Note may be amended or modified, except pursuant to a writing signed by each of the parties hereto.

           14. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, and such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective as of the date hereof with respect to Lender and the Borrower when each such party shall have received a counterpart hereof signed by each other such party, notwithstanding that any Guarantor shall not have executed a counterpart hereof at such time. This Agreement shall become effective as of the date hereof with respect to any Guarantor who shall execute a counterpart hereof when the Lender, the Borrower and such Guarantor shall have executed a counterpart hereof.

           15. Miscellaneous. (a) Any waiver of any kind or character on the part of the Lender in respect of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. No delay on the part of the Lender in exercising any of its powers or rights, and no partial or single exercise, shall constitute a waiver thereof.

                  (b) Any notice to be given under this Agreement shall be in writing and shall be deemed to have been duly given when received by the recipient.

           16. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH OF THE BORROWER AND EACH GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH OF THE BORROWER AND EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

           17. Definitions. (a) As used in this Agreement the following terms shall have the following meanings:

         "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City or Detroit, Michigan are authorized or required by law to close and, if the applicable Business Day relates to determination of a LIBOR Rate, on which dealings are carried on in the London interbank market.

         "DEFAULT" means any Event of Default or event or condition which, with the giving of notice or the passage of time or both, could become an Event of Default.

         "DOLLARS" and "$" shall mean dollars in lawful currency of the United States of America.

         "FINANCING AGREEMENTS" means this Agreement, the Note and any other agreement, document or instrument now or at any time hereafter executed and/or delivered by or on behalf of the Borrower or any Guarantor in connection with this Agreement.

         "INTERCREDITOR AGREEMENT" means the Intercreditor and Subordination Agreement dated as of November 21, 2001 by and between the Agent under the Incorporated Agreement and the Lender.

         "INTEREST PERIOD" shall mean, initially the period beginning on the date hereof and ending December 31, 2001 and subsequently the period beginning January 1, 2002 and ending on the Facility Termination Date.

         "LIBOR MARGIN" means a rate per annum equal to 2.25% (or, if greater, the Applicable Margin at the time in effect for Euro Dollar Rate Loans under the Incorporated Agreement).

         "LIBOR RATE" means, with respect to any Interest Period, the London Interbank Offered Rate for deposits in Dollars for a period of three months which appears on the Telerate Page 3750 as of 11:00 A.M., London time, two Business Days prior to the first day of such Interest Period (or, in the case of the initial Interest Period, two Business Days prior to November 1, 2001). If for any reason the LIBOR Rate for any Interest Period may not be determined as aforesaid, the LIBOR Rate for such Interest Period shall be the Prime Rate in effect on the first day of such Interest Period.

         "OBLIGATIONS" means any and all Loans and all other obligations, liabilities and indebtedness of every kind, nature and description owing by the Borrower or any Guarantor to the Lender and/or any of its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under this

Agreement or any of the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal terms of this Agreement or after the commencement of any case with respect to the Borrower or any Guarantor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due nor not due, primary or secondary, liquidated or liquidated, secured or unsecured, and however acquired by the Lender.

         "PRIME RATE" means the rate of interest publicly announced by JPMorgan Chase Bank, or its successors, in New York City from time to time as its prime rate.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

                  (b) The following terms defined elsewhere in this Agreement have the meanings set forth in the respective sections indicated below:

Defined Term                                Defined In Section
------------                                ------------------
"BORROWING NOTICE"                                   4
"EVENTS OF DEFAULT"                                 12(a)
"FACILITY TERMINATION DATE"                          1(a)
"INCORPORATED AGREEMENT"                             8
"INCORPORATED PROVISIONS                             8
"INITIAL BORROWING NOTICE"                           4
                                                     -
"INITIAL LOAN"                                       1(b)
"LOANS"                                              1(a)
"NOTE"                                               1(c)

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                              BORROWER

                                              ROUGE STEEL COMPANY


                                              By:      /s/ Gary P. Latendresse
                                                       -----------------------
                                              Name:    Gary P. Latendresse
                                              Title:   Vice Chairman and CFO

                                              Address for notices:
                                                 3001 Miller Street
                                                 Dearborn, Michigan 48121
                                                 Facsimile:


                                              GUARANTORS

                                              ROUGE INDUSTRIES, INC.


                                              By:      /s/ Gary P. Latendresse
                                                       -----------------------
                                              Name:    Gary P. Latendresse
                                              Title:   Vice Chairman and CFO

                                              Address for notices:
                                                 3001 Miller Street
                                                 Dearborn, Michigan 48121
                                                 Facsimile:

                                              QS STEEL, INC.


                                              By:      /s/ Gary P. Latendresse
                                                       -----------------------
                                              Name:    Gary P. Latendresse
                                              Title:   President

                                              Address for notices:
                                                 3001 Miller Street
                                                 Dearborn, Michigan 48121
                                                 Facsimile:

                                              EVELETH TACONITE COMPANY


                                              By: /s/ Gary P. Latendresse
                                                 -------------------------
                                                 Name: Gary P. Latendresse
                                                 Title: President

                                              Address for notices:
                                                 3001 Miller Street
                                                 Dearborn, Michigan 48121
                                                 Facsimile:


                                              LENDER

                                              FORD MOTOR COMPANY



                                              By: /s/ David P. Cosper
                                                 --------------------
                                                 Name: David P. Cosper
                                                 Title: Assistant Treasurer

                                              Address for notices:
                                                 One American Road
                                                 Dearborn, Michigan 48126
                                                 Facsimile:

                                                                      SCHEDULE A

                            INITIAL BORROWING NOTICE

         Reference is made to the Subordinated Loan and Security Agreement dated as of November 21, 2001 (as amended from time to time, the "AGREEMENT") among Rouge Steel Company (the "BORROWER"), the Guarantors referred to therein and Ford Motor Company, as Lender. Terms defined in the Agreement are used herein as defined therein.

         Pursuant to Section 4 of the Agreement, the undersigned hereby requests the Initial Loan in the amount of $10,000,000 to be made on November 21, 2001. After giving effect to such Initial Loan, the aggregate principal amount of the Loans outstanding will be $10,000,000. The proceeds of such Initial Loan should be made available to the Borrower by wire transfer to the following bank account: __________________.

         The undersigned, the title of the Borrower, hereby certifies, both on and as of the date hereof (and giving effect to the Initial Loan) that:

            1. No Default has occurred and is continuing;

            2. The representations and warranties of the Borrower set forth in the Agreement are true and correct, in all material respects; and

            3. A Plan of Cash Disbursements setting forth the projected cash disbursements to be made from the proceeds of the Loan requested hereby has been delivered to Stout Risius Ross, Inc. in a format reasonably satisfactory to them.

         IN WITNESS WHEREOF, the undersigned has caused this Borrowing Notice to be duly executed as of the ___ day of November, 2001.



                                            _________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE B

                                BORROWING NOTICE

         Reference is made to the Subordinated Loan and Security Agreement dated as of November 21, 2001 (as amended from time to time, the "AGREEMENT") among Rouge Steel Company (the "BORROWER"), the Guarantors referred to therein and Ford Motor Company, as Lender. Terms defined in the Agreement are used herein as defined therein.

         Pursuant to Section 4 of the Agreement, the undersigned hereby requests a Loan in the amount of $__________ to be made on _______________. After giving effect to such Loan, the aggregate principal amount of the Loans outstanding will be $_____________. The proceeds of such Loan should be made available to the Borrower by wire transfer to the following bank account:
__________________.

         The undersigned, the ____________ of the Borrower, hereby certifies, both on and as of the date hereof and on and as of the date of borrowing of the Loan requested above (and after giving effect thereto) that:

           1. No Default has occurred and is continuing;

           2. The representations and warranties of the Borrower set forth in the Agreement are true and correct, in all material respects;

           3. A Variance Report setting forth all existing variances from the Plan of Cash Disbursements submitted with the Borrowing Notice dated as of ________________ has been delivered to Stout Risius Ross, Inc. ("SRR") in a format reasonably satisfactory to them;

           4. An Expenses Reduction Plan setting forth all projected reductions in expenses of the Borrower and reductions in expenses of the Borrower from November 21, 2001 until and including the date hereof has been delivered to SRR in a format reasonably satisfactory to them; and

           5. A Plan of Cash Disbursements setting forth the projected cash disbursements to be made from the proceeds of the Loan requested hereby has been delivered to SRR in a format reasonably satisfactory to them.

         IN WITNESS WHEREOF, the undersigned has caused this Borrowing Notice to be duly executed as of the ___ day of ______________, _____.





                                            _________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE C

                                   GUARANTEES

           1. Guarantees. Subject to paragraph 3 below, the Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee to the Lender the due and punctual payment of all present and future indebtedness of the Borrower evidenced by or arising out of the Financing Agreements, including, but not limited to, the due and punctual payment of principal of and interest on the Loans and the due and punctual payment of all other sums now or hereafter owed by the Borrower under any Financing Agreement as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, according to the terms thereof. In case of failure by the Borrower punctually to pay the indebtedness guaranteed hereby, the Guarantors, subject to paragraph 3 below, hereby jointly, severally and unconditionally agree to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower.

           2. Guarantees Unconditional. The obligations of each Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other Guarantor under any Financing Agreement, by operation of law or otherwise;

                  (b) any modification or amendment of or supplement to any Financing Agreement;

                  (c) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of the Borrower or any other Guarantor under any Financing Agreement;

                  (d) any change in the corporate existence, structure or ownership of any other Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other Guarantor or its assets or any resulting release or discharge of any obligation of the Borrower or any other Guarantor contained in any Financing Agreement;

                  (e) the existence of any claim, set-off or other rights which any Guarantor may have at any time against the Borrower or any other Guarantor, the Lender or any other person, whether or not arising in connection with the Financing Agreements, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                   (f) any invalidity or unenforceability relating to or against the Borrower or any other Guarantor for any reason of any Financing Agreement, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Guarantor of the principal of or interest on any Note or any other amount payable by the Borrower or any other Guarantor under the Financing Agreements; or

                  (g) any other act or omission to act or delay of any kind by the Borrower or any other Guarantor, the Lender or any other person or any other circumstance whatsoever (other than payment) that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the obligations of any Guarantor hereunder.

           3. Limit of Liability. Each Guarantor shall be liable under this Agreement only for amounts aggregating up to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

           4. Discharge; Reinstatement in Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until the principal of and interest on the Loans and all other amounts payable by the Borrower under the Financing Agreements shall have been paid in full. If at any time any payment of the principal of or interest on the Loan or any other amount payable by the Borrower under any Financing Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or any other Guarantor or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

           5. Waiver. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any other Guarantor or any other person.

           6. Subrogation and Contribution. Each Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the payee against the Borrower with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Borrower in respect thereof or
(ii)
to receive any payment, in the nature of contribution or for any other reason, from any other Guarantor with respect to such payment.

           7. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Financing Agreements is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Financing Agreements shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Lender.

                                                                      SCHEDULE D

                            DESCRIPTION OF COLLATERAL

         The following types (or items) of property of the Borrower or any Guarantor are collectively referred to herein as the "COLLATERAL":

         (a) (i) all present and future rights of the Borrower or any Guarantor to payment for goods sold or leased or for services rendered, whether or not evidenced by instruments or chattel paper, and whether or not earned by performance (collectively, the "ACCOUNTS"); (ii) all amounts at any time payable to the Borrower or any Guarantor in respect of the sale or other disposition by the Borrower or such Guarantor of any Account or other obligation for the payment of money; (iii) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (iv) all letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to the Borrower or any Guarantor or otherwise in favor of or delivered to the Borrower or any Guarantor in connection with any Account; and (v) all other contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to the Borrower or any Guarantor, whether from the sale and lease of goods or other property, licensing of any property (including intellectual property or other general intangibles), rendition of services or from loans or advances by the Borrower or any Guarantor or to or for the benefit of any third person (including loans or advances to any affiliates or subsidiaries) or otherwise associated with any Accounts, Inventory or general intangibles of the Borrower or any Guarantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to the Borrower or any Guarantor in connection with the termination of any employee benefit plan and any other amounts payable to the Borrower or any Guarantor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which the Borrower or any Guarantor is beneficiary) (all of the property and assets described in this paragraph (a) being referred to herein collectively as "RECEIVABLES");

         (b) all of the Borrower's and each Guarantor's present and future: general intangibles (including, but not limited to, tax and duty refunds; goodwill; licenses, whether as licensor or licensee; choses in action and other claims and existing and future leasehold interests in real estate and fixtures; patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, and contract rights relating to computer software programs, in whatever form created or maintained; and interests in general partnerships (including Double Eagle Steel Coating Company in the case of the Borrower) or limited liability companies (including TWB Company L.L.C., Spartan Steel Casting, L.L.C. and Delaco Processing L.L.C., in the case of QS, and Eveleth Mines L.L.C., in the case of Eveleth)); chattel paper; documents; instruments; securities and other investment property (including securities, whether certificated or uncertificated, securities account, security entitlements, commodity contracts or commodity accounts); letters of credit; bankers' acceptances and guarantees;

         (c) all present and future: monies, securities, credit balances, deposits, deposit accounts and other property of the Borrower or any Guarantor now or hereafter held or received by or in transit to the Lender or its affiliates or at any other depositary or other institution from or for the account of the Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including, without limitation, rights and remedies under or relating to guarantees, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and deposits by and property of account debtors or other persons securing the obligations of account debtors;

         (d) all of the Borrower's and each Guarantor's present and future: raw materials, work in process, semi-finished goods, finished goods and all other inventory of whatsoever kind or nature, wherever located (collectively, "INVENTORY");

         (e) all of the Borrower's present and future: real property, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located;

         (f) all of the Borrower's and each Guarantor's present and future: books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Borrower with respect to the foregoing maintained with or by any other person); and

         (g) all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

                                                                      SCHEDULE E

                              DISCLOSURE SCHEDULE

                            INITIAL BORROWING NOTICE

         Reference is made to the Subordinated Loan and Security Agreement dated as of November 21, 2001 (as amended from time to time, the "Agreement") among Rouge Steel Company (the "Borrower"), the Guarantors referred to therein and Ford Motor Company, as Lender. Terms defined in the Agreement are used herein as defined therein.

         Pursuant to Section 4 of the Agreement, the undersigned hereby requests the Initial Loan in the amount of $10,000,000 to be made on November 21, 2001. After giving effect to such Initial Loan, the aggregate principal amount of the Loans outstanding will be $10,000,000. The proceeds of such Initial Loan should be made available to the Borrower by wire transfer to the following bank
account:                .

         The undersigned, the        of the Borrower, hereby certifies, both on
and as of the date hereof (and giving effect to the Initial Loan) that:

         1. No Default has occurred and is continuing;

         2. The representations and warranties of the Borrower set forth in the Agreement are true and correct, in all material respects; and

         3. A Plan of Cash Disbursements setting forth the projected cash disbursements to be made from the proceeds of the Loan requested hereby has been delivered to Stout Risius Ross, Inc. in a format reasonably satisfactory to them.

         IN WITNESS WHEREOF, the undersigned has caused this Borrowing Notice to be duly executed as of the 21st day of November, 2001.

                                        _________________________
                                        Name:
                                        Title:

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATE IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF NOVEMBER 21, 2001 BETWEEN THE LENDER AND CONGRESS FINANCIAL CORPORATION TO INDEBTEDNESS INCURRED BY THE MAKER PURSUANT TO THE LOAN AND SECURITY AGREEMENT BY AND AMONG ROUGE STEEL COMPANY (AS BORROWER) AND ROUGE INDUSTRIES, INC., QS STEEL, INC., AND EVELETH TACONITE COMPANY (AS GUARANTORS) AND CONGRESS FINANCIAL CORPORATION (AS AGENT) AND THE FINANCIAL INSTITUTIONS NAMED THEREIN, DATED AS OF MARCH 13, 2001.

                                      NOTE

$75,000,000
November 21, 2001

         FOR VALUE RECEIVED, ROUGE STEEL COMPANY, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FORD MOTOR COMPANY (the "LENDER") on March 29, 2002, at the Lender's office indicated in the Agreement referred to below, or at such other place as the holder hereof may hereafter designate in writing, in lawful money of the United States of America, the principal sum of SEVENTY-FIVE MILLION DOLLARS or, if less than such principal sum, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Agreement and outstanding hereunder from time to time, at the rate per annum provided for in Section 5 of the Agreement. This
Note is the note referred to in the Subordinated Loan and Security Agreement dated as of the date hereof among the Borrower, the Guarantors named therein and the Lender (as amended, modified and supplemented from time to time, the "AGREEMENT").

         In case an Event of Default (as defined in the Agreement) shall have occurred and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement. The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note and the rights and obligations of the Borrower and the payee hereunder shall be governed by and construed in accordance with the laws of the State of New York.

                                        ROUGE STEEL COMPANY

                                        By: ________________________
                                            Name:
                                            Title:

                                PAYMENT SCHEDULE


                                             Amount of     Balance
        Amount     Borrowing    Interest     Principal     Remaining       Notation
Date    of Loan     Period        Rate         Paid         Unpaid         Made By
----    -------    ---------    --------     ---------     ---------       --------